PORTFOLIO STATISTICS

TOTAL MULTIFAMILY PORTFOLIO AT SEPTEMBER 30, 2015 (In apartment units)

	Same Store	Non Same Store	In Lease-Up	Total for Completed Communities	Current Development Units Delivered	Total

Atlanta, GA	5,594	480	—	6,074	—	6,074
Austin, TX	5,838	—	—	5,838	—	5,838
Dallas, TX	3,979	1,318	—	5,297	—	5,297
Charlotte, NC	4,648	353	—	5,001	—	5,001
Raleigh/Durham, NC	4,663	—	—	4,663	—	4,663
Fort Worth, TX	4,519	—	—	4,519	—	4,519
Nashville, TN	3,207	349	220	3,776	—	3,776
Orlando, FL	2,718	934	—	3,652	—	3,652
Houston, TX	2,597	635	—	3,232	—	3,232
Tampa, FL	2,878	—	—	2,878	—	2,878
Phoenix, AZ	1,976	—	325	2,301	—	2,301
Las Vegas, NV	721	—	—	721	—	721
South Florida	480	—	—	480	—	480
Large Markets	43,818	4,069	545	48,432	—	48,432

Jacksonville, FL	3,202	—	—	3,202	232	3,434
Charleston, SC	2,648	—	—	2,648	—	2,648
Savannah, GA	2,219	—	—	2,219	—	2,219
Richmond, VA	1,668	—	254	1,922	—	1,922
Memphis, TN	1,811		—	1,811	—	1,811
Greenville, SC	1,748	—	—	1,748	—	1,748
San Antonio, TX	1,176	328	—	1,504	—	1,504
Birmingham, AL	1,462	—	—	1,462	—	1,462
Huntsville, AL	1,380	—	—	1,380	—	1,380
Little Rock, AR	1,368	—	—	1,368	—	1,368
Norfolk, Hampton, VA Beach, VA	1,033	252	—	1,285	—	1,285
Jackson, MS	1,241	—	—	1,241	—	1,241
Chattanooga, TN	943	—	—	943	—	943
Lexington, KY	924	—	—	924	—	924
Other	4,735	1,968	—	6,703	—	6,703
Secondary Markets	27,558	2,548	254	30,360	232	30,592
Total Multifamily Units	71,376	6,617	799	78,792	232	79,024

Supplemental Data S-1

PORTFOLIO STATISTICS (CONTINUED)

TOTAL MULTIFAMILY COMMUNITY STATISTICS
Dollars in thousands, except Average Effective Rent

		As of September 30, 2015			Average Effective Rent for the Three Months Ended September 30, 2015	As of September 30, 2015
		Gross Real Assets	Percent to Total of Gross Real Assets	Physical Occupancy		Completed Units	Total Units, Including Development

Atlanta, GA		$662,829	8.3%	96.6%	$1,083	6,074
Charlotte, NC		$607,129	7.6%	97.1%	$980	5,001
Austin, TX		$577,055	7.3%	96.3%	$1,049	5,838
Raleigh/Durham, NC		$547,208	6.9%	96.3%	$947	4,663
Dallas, TX		$543,075	6.8%	96.1%	$1,082	5,297
Orlando, FL		$478,744	6.0%	97.2%	$1,140	3,652
Fort Worth, TX		$382,093	4.8%	96.6%	$973	4,519
Nashville, TN		$338,932	4.3%	96.5%	$1,092	3,556
Tampa, FL		$304,539	3.8%	98.0%	$1,078	2,878
Houston, TX		$280,869	3.5%	96.0%	$1,061	3,232
Phoenix, AZ		$236,020	3.0%	96.8%	$935	1,976
Las Vegas, NV		$65,949	0.8%	97.8%	$818	721
South Florida		$58,614	0.7%	96.3%	$1,504	480
Large Markets		$5,083,056	63.8%	96.6%	$1,042	47,887

Charleston, SC		$261,717	3.3%	96.7%	$1,041	2,648
Jacksonville, FL		$247,509	3.1%	97.2%	$944	3,202
Savannah, GA		$224,745	2.8%	96.5%	$982	2,219
Richmond, VA		$188,600	2.4%	97.2%	$951	1,668
Fredericksburg, VA		$156,852	2.0%	97.3%	$1,219	1,001
San Antonio, TX		$156,587	2.0%	96.5%	$1,053	1,504
Birmingham, AL		$145,614	1.8%	96.3%	$939	1,462
Kansas City, MO-KS		$143,262	1.8%	96.6%	$1,195	901
Norfolk, Hampton, VA Beach, VA		$140,432	1.8%	95.3%	$1,052	1,285
Memphis, TN		$124,418	1.6%	96.0%	$857	1,811
Huntsville, AL		$113,732	1.4%	95.1%	$753	1,380
Little Rock, AR		$113,596	1.4%	96.5%	$874	1,368
Greenville, SC		$95,954	1.2%	95.5%	$766	1,748
All Other Secondary Markets by State (individual markets <1% gross real assets)
Florida		$140,684	1.8%	96.6%	$969	1,790
Kentucky		$90,421	1.1%	97.6%	$824	1,308
Mississippi		$71,683	0.9%	97.4%	$853	1,241
North Carolina		$71,478	0.9%	97.1%	$682	1,172
Alabama		$59,602	0.8%	96.7%	$916	628
Virginia		$47,973	0.6%	97.2%	$1,362	251
Tennessee		$46,760	0.6%	97.9%	$772	943
South Carolina		$35,706	0.4%	97.6%	$760	576
Secondary Markets		$2,677,325	33.7%	96.6%	$931	30,106

Subtotal		$7,760,381	97.5%	96.6%	$999	77,993

Phoenix, AZ	Large	$55,879	0.7%	87.4%	$1,316	325	325
Nashville, TN	Large	$38,705	0.5%	91.4%	$1,215	220	220
Orlando, FL	Large	$7,429	0.1%	0.0%	$—	—	314
Richmond, VA	Secondary	$43,326	0.5%	95.3%	$1,179	254	254
Jacksonville, FL	Secondary	$40,017	0.5%	75.0%	$1,375	232	294
Fredericksburg, VA	Secondary	$11,907	0.1%	0.0%	$—	—	120
Charleston, SC	Secondary	$6,166	0.1%	0.0%	$—	—	78
Lease-up and Development		$203,429	2.5%	87.4%	$1,274	1,031	1,605

Total Wholly Owned Multifamily Communities		$7,963,810	100.0%	96.5%	$1,003	79,024	79,598

Supplemental Data S-2

COMPONENTS OF PROPERTY NET OPERATING INCOME
Dollars in thousands

	Apartment	Gross Real	Three Months Ended
	Units	Estate Assets	September 30, 2015	September 30, 2014	Percent Change
Property Revenue
Same Store Communities	71,376	$6,795,647	$232,136	$218,865	6.1%
Non-Same Store Communities	6,617	964,734	24,951	29,387
Lease up/Development Communities	1,031	203,429	3,420	1
Total Multifamily Portfolio	79,024	$7,963,810	$260,507	$248,253
Commercial Property/Land	—	$50,644	$1,491	$1,310
Total Property Revenue	79,024	$8,014,454	$261,998	$249,563

Property Expenses
Same Store Communities	71,376	$6,795,647	$90,035	$87,416	3.0%
Non-Same Store Communities	6,617	964,734	9,481	13,079
Lease up/Development Communities	1,031	203,429	1,487	55
Total Multifamily Portfolio	79,024	$7,963,810	$101,003	$100,550
Commercial Property/Land	—	$50,644	$596	$332
Total Property Expenses	79,024	$8,014,454	$101,599	$100,882

Property Net Operating Income
Same Store Communities	71,376	$6,795,647	$142,101	$131,449	8.1%
Non-Same Store Communities	6,617	964,734	15,470	16,308
Lease up/Development Communities	1,031	203,429	1,933	(54)
Total Multifamily Portfolio	79,024	$7,963,810	$159,504	$147,703
Commercial Property/Land	—	$50,644	$895	$978
Total Property Net Operating Income	79,024	$8,014,454	$160,399	$148,681	7.9%

COMPONENTS OF SAME STORE PROPERTY EXPENSES
Dollars in thousands

	Three Months Ended			Nine Months Ended
	September 30, 2015	September 30, 2014	Percent Increase/(Decrease)	September 30, 2015	September 30, 2014	Percent Increase/(Decrease)
Personnel	$23,650	$22,699	4.2%	$68,328	$65,147	4.9%
Building Repair and Maintenance	11,409	11,203	1.8%	33,324	32,752	1.7%
Utilities	21,441	20,598	4.1%	60,007	58,266	3.0%
Marketing	2,701	2,901	(6.9)%	8,472	8,242	2.8%
Office Operations	3,300	2,965	11.3%	9,847	8,980	9.7%
Property Taxes	24,620	24,178	1.8%	75,650	72,539	4.3%
Insurance	2,914	2,872	1.5%	8,723	8,790	(0.8)%
Total Property Expenses	$90,035	$87,416	3.0%	$264,351	$254,716	3.8%

Supplemental Data S-3

NOI CONTRIBUTION PERCENTAGE BY REGION

		Average Physical Occupancy
	Percent of Same Store	Three months ended September 30, 2015	Three months ended September 30, 2014
Atlanta, GA	8.6%	96.2%	95.6%
Austin, TX	8.0%	96.5%	96.4%
Charlotte, NC	6.9%	96.7%	96.1%
Raleigh/Durham, NC	6.7%	96.6%	95.1%
Fort Worth, TX	5.9%	96.5%	95.7%
Dallas, TX	5.6%	96.4%	95.4%
Nashville, TN	5.3%	96.6%	96.6%
Orlando, FL	4.5%	96.9%	96.0%
Tampa, FL	4.5%	97.3%	96.2%
Houston, TX	3.6%	95.7%	96.1%
Phoenix, AZ	2.8%	96.6%	95.7%
South Florida	1.0%	96.2%	95.2%
Las Vegas, NV	0.9%	96.0%	95.6%
Large Markets	64.3%	96.5%	95.9%

Jacksonville, FL	4.4%	97.0%	95.7%
Charleston, SC	4.2%	96.7%	96.3%
Savannah, GA	3.2%	96.9%	96.1%
Richmond, VA	2.4%	96.7%	96.1%
Memphis, TN	2.0%	96.4%	94.4%
Birmingham, AL	2.0%	96.3%	94.6%
Greenville, SC	1.9%	96.5%	96.2%
Little Rock, AR	1.7%	96.2%	94.3%
San Antonio, TX	1.6%	96.8%	95.7%
Jackson, MS	1.5%	97.1%	96.2%
Huntsville, AL	1.4%	94.9%	94.2%
Norfolk, Hampton, VA Beach, VA	1.4%	96.5%	94.2%
Lexington, KY	1.1%	97.3%	95.3%
Chattanooga, TN	1.0%	96.9%	95.1%
Other	5.9%	96.7%	95.2%
Secondary Markets	35.7%	96.6%	95.4%

Total Same Store	100.0%	96.6%	95.7%

Supplemental Data S-4

NOI BRIDGE
Dollars in thousands

	Three Months Ended			Nine Months Ended
	September 30, 2015	June 30, 2015	September 30, 2014	September 30, 2015	September 30, 2014

NOI
MAA same store	$142,101	$138,331	$131,449	$416,741	$388,987
Non-same store	18,298	19,704	17,232	59,597	54,666
Total NOI	160,399	158,035	148,681	476,338	443,653
Held for sale NOI included above	—	—	—	—	(1,102)
Management fee income	—	—	11	—	154
Depreciation and amortization	(73,098)	(74,396)	(70,222)	(220,606)	(229,866)
Acquisition expense	(656)	(1,159)	(13)	(2,155)	(971)
Property management expenses	(7,628)	(6,986)	(7,429)	(23,106)	(24,019)
General and administrative expenses	(5,879)	(6,657)	(6,511)	(19,103)	(16,065)
Merger related expenses	—	—	(331)	—	(3,202)
Integration related expenses	—	—	(147)	—	(7,140)
Interest and other non-property (expense) income	(179)	29	37	(359)	1,077
Interest Expense	(29,342)	(29,528)	(28,251)	(88,801)	(89,090)
Loss on debt extinguishment	(5)	(3)	(2,586)	(3,384)	(2,586)
Amortization of deferred financing costs	(887)	(905)	(1,000)	(2,710)	(3,485)
Gain on sale of depreciable real estate assets excluded from discontinued operations	54,621	105,182	36,032	190,031	42,254
Net casualty (loss) gain and other settlement proceeds	(5)	510	(126)	485	(431)
Income tax expense	(512)	(398)	(442)	(1,419)	(1,235)
Gain on sale of non-depreciable real estate assets	—	172	—	172	535
(Loss) gain from real estate joint ventures	(1)	(23)	3,124	(5)	6,019
Discontinued operations	—	—	(108)	—	5,319
Net income attributable to noncontrolling interests	(5,094)	(7,574)	(3,743)	(16,078)	(6,364)
Net income attributable to MAA	$91,734	$136,299	$66,976	$289,300	$113,455

Supplemental Data S-5

MULTIFAMILY SAME STORE QUARTER OVER QUARTER COMPARISONS
Dollars in thousands, except per unit data

	Revenues			Expenses			NOI			Revenue per Occupied Unit			Effective Rent per Unit
	Q3 2015	Q3 2014	% Chg	Q3 2015	Q3 2014	% Chg	Q3 2015	Q3 2014	% Chg	Q3 2015	Q3 2014	% Chg	Q3 2015	Q3 2014	% Chg
Atlanta, GA	$19,971	$18,347	8.9%	$7,781	$7,736	0.6%	$12,190	$10,611	14.9%	$1,237	$1,143	8.2%	$1,054	$980	7.6%
Austin, TX	20,324	19,238	5.6%	8,964	8,745	2.5%	11,360	10,493	8.3%	1,203	1,139	5.6%	1,049	994	5.5%
Charlotte, NC	14,809	13,958	6.1%	5,044	4,948	1.9%	9,765	9,010	8.4%	1,099	1,042	5.5%	962	914	5.3%
Raleigh/Durham, NC	14,734	13,939	5.7%	5,194	4,893	6.2%	9,540	9,046	5.5%	1,090	1,048	4.0%	947	920	2.9%
Fort Worth, TX	14,697	13,704	7.2%	6,306	5,925	6.4%	8,391	7,779	7.9%	1,123	1,056	6.3%	973	914	6.5%
Dallas, TX	14,085	13,262	6.2%	6,135	5,692	7.8%	7,950	7,570	5.0%	1,224	1,164	5.2%	1,082	1,029	5.2%
Nashville, TN	11,490	11,033	4.1%	3,964	3,738	6.0%	7,526	7,295	3.2%	1,236	1,188	4.0%	1,090	1,047	4.1%
Orlando, FL	10,020	9,210	8.8%	3,679	3,554	3.5%	6,341	5,656	12.1%	1,268	1,177	7.7%	1,123	1,038	8.2%
Tampa, FL	10,359	9,717	6.6%	4,030	3,824	5.4%	6,329	5,893	7.4%	1,233	1,170	5.4%	1,078	1,022	5.5%
Houston, TX	8,663	8,285	4.6%	3,575	3,538	1.0%	5,088	4,747	7.2%	1,162	1,106	5.1%	1,023	974	5.0%
Phoenix, AZ	6,177	5,724	7.9%	2,142	2,253	(4.9)%	4,035	3,471	16.2%	1,079	1,009	6.9%	935	878	6.5%
South Florida	2,272	2,137	6.3%	809	738	9.6%	1,463	1,399	4.6%	1,640	1,558	5.3%	1,504	1,435	4.8%
Las Vegas, NV	2,041	1,898	7.5%	782	782	—%	1,259	1,116	12.8%	983	918	7.1%	818	776	5.4%
Large Markets	$149,642	$140,452	6.5%	$58,405	$56,366	3.6%	$91,237	$84,086	8.5%	$1,179	$1,114	5.8%	$1,029	$974	5.6%

Jacksonville, FL	$9,668	$9,115	6.1%	$3,500	$3,495	0.1%	$6,168	$5,620	9.8%	$1,038	$992	4.6%	$944	$910	3.7%
Charleston, SC	9,232	8,607	7.3%	3,214	3,252	(1.2)%	6,018	5,355	12.4%	1,202	1,125	6.8%	1,041	983	5.9%
Savannah, GA	7,302	6,857	6.5%	2,704	2,645	2.2%	4,598	4,212	9.2%	1,132	1,072	5.6%	982	946	3.8%
Richmond, VA	5,312	5,081	4.5%	1,899	1,838	3.3%	3,413	3,243	5.2%	1,098	1,057	3.9%	951	928	2.5%
Memphis, TN	5,079	4,891	3.8%	2,256	2,253	0.1%	2,823	2,638	7.0%	970	954	1.7%	857	848	1.1%
Birmingham, AL	4,664	4,542	2.7%	1,857	1,843	0.8%	2,807	2,699	4.0%	1,104	1,095	0.8%	939	951	(1.3)%
Greenville, SC	4,525	4,210	7.5%	1,791	1,699	5.4%	2,734	2,511	8.9%	894	834	7.2%	766	724	5.8%
Little Rock, AR	3,855	3,801	1.4%	1,409	1,390	1.4%	2,446	2,411	1.5%	976	982	(0.6)%	874	881	(0.8)%
San Antonio, TX	3,950	3,783	4.4%	1,664	1,595	4.3%	2,286	2,188	4.5%	1,157	1,121	3.2%	1,032	1,007	2.5%
Jackson, MS	3,573	3,434	4.0%	1,377	1,299	6.0%	2,196	2,135	2.9%	989	959	3.1%	853	834	2.3%
Huntsville, AL	3,533	3,425	3.2%	1,537	1,413	8.8%	1,996	2,012	(0.8)%	899	878	2.4%	753	742	1.5%
Norfolk, Hampton, VA Beach, VA	3,356	3,285	2.2%	1,381	1,368	1.0%	1,975	1,917	3.0%	1,122	1,125	(0.3)%	970	967	0.3%
Lexington, KY	2,521	2,374	6.2%	907	919	(1.3)%	1,614	1,455	10.9%	935	899	4.0%	837	813	3.0%
Chattanooga, TN	2,458	2,399	2.5%	1,092	1,074	1.7%	1,366	1,325	3.1%	896	892	0.4%	772	743	3.9%
Other	13,466	12,609	6.8%	5,042	4,967	1.5%	8,424	7,642	10.2%	980	932	5.2%	858	831	3.2%
Secondary Markets	$82,494	$78,413	5.2%	$31,630	$31,050	1.9%	$50,864	$47,363	7.4%	$1,033	$994	3.9%	$903	$878	2.8%

Total Same Store	$232,136	$218,865	6.1%	$90,035	$87,416	3.0%	$142,101	$131,449	8.1%	$1,123	$1,068	5.1%	$980	$937	4.6%

Supplemental Data S-6

MULTIFAMILY SAME STORE SEQUENTIAL QUARTER COMPARISONS
Dollars in thousands, except per unit data

	Revenues			Expenses			NOI			Revenue per Occupied Unit			Effective Rent per Unit
	Q3 2015	Q2 2015	% Chg	Q3 2015	Q2 2015	% Chg	Q3 2015	Q2 2015	% Chg	Q3 2015	Q2 2015	% Chg	Q3 2015	Q2 2015	% Chg
Atlanta, GA	$19,971	$19,278	3.6%	$7,781	$7,575	2.7%	$12,190	$11,703	4.2%	$1,237	$1,195	3.5%	$1,054	$1,028	2.5%
Austin, TX	20,324	19,705	3.1%	8,964	8,948	0.2%	11,360	10,757	5.6%	1,203	1,176	2.3%	1,049	1,031	1.7%
Charlotte, NC	14,809	14,566	1.7%	5,044	4,993	1.0%	9,765	9,573	2.0%	1,099	1,079	1.9%	962	942	2.1%
Raleigh/Durham, NC	14,734	14,501	1.6%	5,194	4,982	4.3%	9,540	9,519	0.2%	1,090	1,078	1.1%	947	935	1.3%
Fort Worth, TX	14,697	14,311	2.7%	6,306	6,092	3.5%	8,391	8,219	2.1%	1,123	1,103	1.8%	973	952	2.2%
Dallas, TX	14,085	13,689	2.9%	6,135	5,718	7.3%	7,950	7,971	(0.3)%	1,224	1,194	2.5%	1,082	1,061	2.0%
Nashville, TN	11,490	11,168	2.9%	3,964	3,756	5.5%	7,526	7,412	1.5%	1,236	1,209	2.2%	1,090	1,074	1.5%
Orlando, FL	10,020	9,721	3.1%	3,679	3,710	(0.8)%	6,341	6,011	5.5%	1,268	1,231	3.0%	1,123	1,090	3.0%
Tampa, FL	10,359	10,079	2.8%	4,030	3,883	3.8%	6,329	6,196	2.1%	1,233	1,212	1.7%	1,078	1,061	1.6%
Houston, TX	8,663	8,565	1.1%	3,575	3,853	(7.2)%	5,088	4,712	8.0%	1,162	1,144	1.6%	1,023	1,015	0.8%
Phoenix, AZ	6,177	6,003	2.9%	2,142	2,176	(1.6)%	4,035	3,827	5.4%	1,079	1,058	2.0%	935	919	1.7%
South Florida	2,272	2,262	0.4%	809	847	(4.5)%	1,463	1,415	3.4%	1,640	1,627	0.8%	1,504	1,491	0.9%
Las Vegas, NV	2,041	1,973	3.4%	782	708	10.5%	1,259	1,265	(0.5)%	983	957	2.7%	818	808	1.2%
Large Markets	$149,642	$145,821	2.6%	$58,405	$57,241	2.0%	$91,237	$88,580	3.0%	$1,179	$1,154	2.2%	$1,029	$1,010	1.9%

Jacksonville, FL	$9,668	$9,463	2.2%	$3,500	$3,519	(0.5)%	$6,168	$5,944	3.8%	$1,038	$1,021	1.7%	$944	$932	1.3%
Charleston, SC	9,232	9,025	2.3%	3,214	3,125	2.8%	6,018	5,900	2.0%	1,202	1,176	2.2%	1,041	1,017	2.4%
Savannah, GA	7,302	7,157	2.0%	2,704	2,704	—%	4,598	4,453	3.3%	1,132	1,118	1.3%	982	970	1.2%
Richmond, VA	5,312	5,220	1.8%	1,899	1,790	6.1%	3,413	3,430	(0.5)%	1,098	1,083	1.4%	951	944	0.7%
Memphis, TN	5,079	5,008	1.4%	2,256	2,278	(1.0)%	2,823	2,730	3.4%	970	958	1.3%	857	852	0.6%
Birmingham, AL	4,664	4,608	1.2%	1,857	1,981	(6.3)%	2,807	2,627	6.9%	1,104	1,091	1.2%	939	936	0.3%
Greenville, SC	4,525	4,405	2.7%	1,791	1,808	(0.9)%	2,734	2,597	5.3%	894	875	2.2%	766	755	1.5%
Little Rock, AR	3,855	3,776	2.1%	1,409	1,418	(0.6)%	2,446	2,358	3.7%	976	972	0.4%	874	876	(0.2)%
San Antonio, TX	3,950	3,873	2.0%	1,664	1,657	0.4%	2,286	2,216	3.2%	1,157	1,146	1.0%	1,032	1,024	0.8%
Jackson, MS	3,573	3,553	0.6%	1,377	1,332	3.4%	2,196	2,221	(1.1)%	989	988	0.1%	853	843	1.2%
Huntsville, AL	3,533	3,501	0.9%	1,537	1,390	10.6%	1,996	2,111	(5.4)%	899	892	0.8%	753	751	0.3%
Norfolk, Hampton, VA Beach, VA	3,356	3,401	(1.3)%	1,381	1,357	1.8%	1,975	2,044	(3.4)%	1,122	1,140	(1.6)%	970	969	0.1%
Lexington, KY	2,521	2,488	1.3%	907	939	(3.4)%	1,614	1,549	4.2%	935	925	1.1%	837	830	0.8%
Chattanooga, TN	2,458	2,456	0.1%	1,092	1,051	3.9%	1,366	1,405	(2.8)%	896	895	0.1%	772	756	2.1%
Other	13,466	13,228	1.8%	5,042	5,062	(0.4)%	8,424	8,166	3.2%	980	965	1.6%	858	847	1.3%
Secondary Markets	$82,494	$81,162	1.6%	$31,630	$31,411	0.7%	$50,864	$49,751	2.2%	$1,033	$1,020	1.3%	$903	$893	1.1%

Total Same Store	$232,136	$226,983	2.3%	$90,035	$88,652	1.6%	$142,101	$138,331	2.7%	$1,123	$1,102	1.9%	$980	$965	1.6%

Supplemental Data S-7

MULTIFAMILY SAME STORE YEAR TO DATE COMPARISONS AS OF SEPTEMBER 30, 2015
Dollars in thousands, except per unit data

	Revenues			Expenses			NOI			Revenue per Occupied Unit			Effective Rent per Unit
	YTD 2015	YTD 2014	% Chg	YTD 2015	YTD 2014	% Chg	YTD 2015	YTD 2014	% Chg	YTD 2015	YTD 2014	% Chg	YTD 2015	YTD 2014	% Chg
Atlanta, GA	$58,189	$53,305	9.2%	$22,916	$22,430	2.2%	$35,273	$30,875	14.2%	$1,203	$1,117	7.7%	$1,028	$962	6.9%
Austin, TX	59,316	55,808	6.3%	26,463	25,339	4.4%	32,853	30,469	7.8%	1,177	1,113	5.8%	1,030	974	5.7%
Charlotte, NC	43,579	41,093	6.0%	14,734	14,308	3.0%	28,845	26,785	7.7%	1,079	1,023	5.5%	943	899	4.9%
Raleigh/Durham, NC	43,328	41,082	5.5%	14,821	14,021	5.7%	28,507	27,061	5.3%	1,075	1,036	3.8%	935	914	2.3%
Fort Worth, TX	43,000	40,390	6.5%	18,403	17,548	4.9%	24,597	22,842	7.7%	1,103	1,041	6.0%	953	898	6.1%
Dallas, TX	41,303	39,076	5.7%	17,629	16,857	4.6%	23,674	22,219	6.5%	1,201	1,145	4.9%	1,063	1,014	4.8%
Nashville, TN	33,383	32,218	3.6%	11,270	10,916	3.2%	22,113	21,302	3.8%	1,209	1,162	4.0%	1,073	1,028	4.4%
Orlando, FL	29,184	27,149	7.5%	10,927	10,458	4.5%	18,257	16,691	9.4%	1,232	1,162	6.0%	1,093	1,028	6.3%
Tampa, FL	30,406	28,672	6.0%	11,802	11,269	4.7%	18,604	17,403	6.9%	1,214	1,157	4.9%	1,060	1,010	5.0%
Houston, TX	25,705	24,315	5.7%	11,177	10,536	6.1%	14,528	13,779	5.4%	1,146	1,083	5.8%	1,013	955	6.1%
Phoenix, AZ	18,102	16,881	7.2%	6,452	6,462	(0.2)%	11,650	10,419	11.8%	1,059	1,002	5.7%	920	869	5.9%
South Florida	6,761	6,354	6.4%	2,459	2,322	5.9%	4,302	4,032	6.7%	1,618	1,546	4.7%	1,484	1,432	3.6%
Las Vegas, NV	5,928	5,508	7.6%	2,190	2,129	2.9%	3,738	3,379	10.6%	958	907	5.6%	806	777	3.7%
Large Markets	$438,184	$411,851	6.4%	$171,243	$164,595	4.0%	$266,941	$247,256	8.0%	$1,156	$1,096	5.5%	$1,010	$960	5.2%

Jacksonville, FL	$28,485	$27,124	5.0%	$10,430	$10,405	0.2%	$18,055	$16,719	8.0%	$1,022	$988	3.4%	$932	$905	3.0%
Charleston, SC	26,952	25,105	7.4%	9,411	9,130	3.1%	17,541	15,975	9.8%	1,175	1,097	7.1%	1,019	957	6.5%
Savannah, GA	21,380	20,097	6.4%	7,863	7,510	4.7%	13,517	12,587	7.4%	1,114	1,048	6.3%	970	927	4.6%
Richmond, VA	15,648	14,956	4.6%	5,489	5,208	5.4%	10,159	9,748	4.2%	1,085	1,039	4.4%	942	915	3.0%
Memphis, TN	14,930	14,577	2.4%	6,718	6,614	1.6%	8,212	7,963	3.1%	960	948	1.3%	851	840	1.3%
Birmingham, AL	13,766	13,380	2.9%	5,609	5,243	7.0%	8,157	8,137	0.2%	1,091	1,071	1.9%	936	940	(0.4)%
Greenville, SC	13,216	12,360	6.9%	5,249	5,026	4.4%	7,967	7,334	8.6%	876	821	6.7%	754	712	5.9%
Little Rock, AR	11,419	11,325	0.8%	4,203	4,155	1.2%	7,216	7,170	0.6%	975	972	0.3%	875	876	(0.1)%
San Antonio, TX	11,665	11,195	4.2%	5,005	4,726	5.9%	6,660	6,469	3.0%	1,145	1,110	3.2%	1,022	998	2.4%
Jackson, MS	10,576	10,085	4.9%	3,990	3,827	4.3%	6,586	6,258	5.2%	981	949	3.4%	845	824	2.5%
Huntsville, AL	10,492	10,316	1.7%	4,281	4,094	4.6%	6,211	6,222	(0.2)%	892	876	1.8%	748	741	0.9%
Norfolk, Hampton, VA Beach, VA	10,088	9,766	3.3%	4,028	3,949	2.0%	6,060	5,817	4.2%	1,130	1,115	1.3%	968	965	0.3%
Lexington, KY	7,428	6,974	6.5%	2,731	2,639	3.5%	4,697	4,335	8.4%	923	880	4.9%	827	804	2.9%
Chattanooga, TN	7,340	7,112	3.2%	3,184	3,140	1.4%	4,156	3,972	4.6%	891	878	1.5%	757	740	2.3%
Other	39,523	37,480	5.5%	14,917	14,455	3.2%	24,606	23,025	6.9%	966	923	4.7%	846	821	3.0%
Secondary Markets	$242,908	$231,852	4.8%	$93,108	$90,121	3.3%	$149,800	$141,731	5.7%	$1,020	$981	4.0%	$893	$867	3.0%

Total Same Store	$681,092	$643,703	5.8%	$264,351	$254,716	3.8%	$416,741	$388,987	7.1%	$1,103	$1,051	4.9%	$965	$924	4.4%

Supplemental Data S-8

MULTIFAMILY DEVELOPMENT PIPELINE
Dollars in thousands
		Units as of September 30, 2015				Initial			Development Costs
					Start	Occupancy	Completion	Stabilization	Total	Thru
	Location	Total	Delivered	Leased	Date	Date	Date	Date	Cost	Q3 2015	After

220 Riverside	Jacksonville, Florida	294	232	247	4Q12	2Q15	4Q15	2Q16	$43,400	$40,017	$3,383
Station Square at Cosner's Corner II	Fredericksburg, Virginia	120	—	15	1Q15	4Q15	1Q16	4Q16	20,100	11,907	8,193
River's Walk Phase II	Charleston, South Carolina	78	—	—	2Q15	2Q16	3Q16	4Q16	14,700	6,166	8,534
CG at Randal Lakes Phase II	Orlando, Florida	314	—	—	2Q15	3Q16	2Q17	4Q17	41,300	7,429	33,871
Total Active		806	232	262					$119,500	$65,519	$53,981

MULTIFAMILY LEASE-UP COMMUNITIES

		As of September 30, 2015
		Total	Percent	Construction	Expected
	MSA	Units	Occupied	Finished	Stabilized
CG at Bellevue Phase II	Nashville, Tennessee	220	91.4%	2Q15	4Q15
Retreat at West Creek	Richmond, Virginia	254	95.3%	(1)	4Q15
SkySong	Phoenix, Arizona	325	87.4%	(1)	1Q16
Total		799	91.0%

(1) Properties were acquired while still in lease-up and construction was complete prior to acquisition by MAA.

2015 ACQUISITION ACTIVITY

Multifamily Acquisitions	Location	Apartment Units	Year Built	Closing Date
Residences at Burlington Creek	Kansas City, Missouri	298	2014	January 15, 2015
SkySong	Scottsdale, Arizona	325	2014	June 11, 2015
Retreat at West Creek	Richmond, Virginia	254	2015	June 15, 2015
Radius	Norfolk/Hampton/Virgina Beach, Virginia MSA	252	2012	July 28, 2015
Haven at Prairie Trace	Kansas City, Missouri-Kansas MSA	280	2015	July 30, 2015
Total Multifamily Acquisitions		1,409

Land Acquisitions	Location	Acres	Year Built	Closing Date
River's Walk (4 outparcels)	Charleston, South Carolina	2.5		Q1/Q2 2015 - various
Total Land Acquisitions		2.5

Supplemental Data S-9

2015 DISPOSITION ACTIVITY

Multifamily Dispositions	Location	Apartment Units	Year Built	Closing Date
Vistas	Macon, Georgia	144	1985	February 26, 2015
Austin Chase	Macon, Georgia	256	1996	February 26, 2015
Fairways at Hartland	Bowling Green, Kentucky	240	1996	February 26, 2015
Fountain Lake	Brunswick, Georgia	113	1983	March 25, 2015
Westbury Creek	Augusta, Georgia	120	1984	April 1, 2015
Bradford Pointe	Augusta, Georgia	192	1986	April 1, 2015
Woodwinds	Aiken, South Carolina	144	1988	April 1, 2015
Colony at South Park	Aiken, South Carolina	184	1989	April 1, 2015
Huntington Chase	Warner Robbins, Georgia	200	1997	April 29, 2015
Southland Station	Warner Robbins, Georgia	304	1988	April 29, 2015
Sutton Place	Memphis, Tennessee MSA	253	1991	April 29, 2015
Oaks	Jackson, Tennessee	100	1978	April 29, 2015
Bradford Chase	Jackson, Tennessee	148	1987	April 29, 2015
Woods of Post House	Jackson, Tennessee	122	1997	April 29, 2015
Post House North	Jackson, Tennessee	145	1987	April 29, 2015
Post House Jackson	Jackson, Tennessee	150	1987	April 29, 2015
Anatole	Daytona Beach, Florida	208	1986	April 29, 2015
Paddock Park	Ocala, Florida	480	1986	April 29, 2015
Whisperwood	Columbus, Georgia	1,008	1986	July 1, 2015
Colonial Grand at Wilmington	Wilmington, North Carolina	390	2002	July 1, 2015
Savannah Creek	Memphis, Tennessee MSA	204	1989	July 1, 2015
Total Multifamily Dispositions		5,105

Commercial Dispositions	Location	Square Feet	Year Built	Closing Date
Colonial Promenade Craft Farms	Gulf Shores, Alabama	67,735	2010	April 28, 2015
Total Commercial Dispositions		67.735

Land Dispositions	Location	Acres	Year Built	Closing Date
Colonial Promenade Craft Farms	Gulf Shores, Alabama	0.23		April 28, 2015
Total Land Dispositions		0.23

Supplemental Data S-10

DEBT AND DEBT COVENANTS AS OF SEPTEMBER 30, 2015
Dollars in thousands

SUMMARY OF OUTSTANDING INTEREST RATE MATURITIES
		Average
		Years
	Principal	to Rate	Effective
	Balance	Maturity	Rate
Secured Debt
Fixed Rate or Swapped	$1,102,868	3.7	4.0%
Variable Rate - Capped (1)	125,000	1.4	0.8%
Total Secured Fixed or Hedged Rate Debt	1,227,868	3.4	3.6%
Variable Rate	145,786	0.1	0.8%
Total Secured Debt	1,373,654	3.1	3.3%
Unsecured Debt
Fixed Rate or Swapped	1,867,481	4.7	4.0%
Variable Rate	184,000	0.1	1.3%
Total Unsecured Debt	2,051,481	4.3	3.8%
Total Debt	$3,425,135	3.8	3.6%
Total Fixed or Hedged Debt	$3,095,349	4.2	3.9%

(1)	The effective rate represents the average rate on the underlying variable debt unless the cap rates are reached, which average 4.6% of LIBOR for conventional caps.

OTHER SUMMARIES
			Effective	Average Years
		Percent of	Interest	to Rate
	Balance	Total	Rate	Maturity
Floating Versus Fixed Rate or Hedged Debt
Fixed rate or swapped debt	$2,970,349	86.7%	4.0%	4.3
Capped debt	125,000	3.7%	0.8%	1.4
Floating (unhedged) debt	329,786	9.6%	1.1%	0.1
Total	$3,425,135	100.0%	3.6%	3.8

			Effective	Average Years
		Percent of	Interest	to Contract
	Balance	Total	Rate	Maturity
Secured Versus Unsecured Debt
Unsecured Debt	$2,051,481	59.9%	3.8%	4.6
Secured Debt	1,373,654	40.1%	3.3%	3.2
Total	$3,425,135	100.0%	3.6%	4.0

	Total	Percent of	Q3 2015	Percent of
	Cost	Total	NOI	Total
Unencumbered Versus Encumbered Assets
Unencumbered gross assets	$5,791,108	70.6%	$111,073	69.2%
Encumbered gross assets	2,415,527	29.4%	49,326	30.8%
Total	$8,206,635	100.0%	$160,399	100.0%

Supplemental Data S-11

DEBT AND DEBT COVENANTS AS OF SEPTEMBER 30, 2015 (CONTINUED)
Dollars in thousands

FIXED OR HEDGED INTEREST RATE MATURITIES

							Average
	Fixed	Interest	Total		Interest	Total	Years to
	Rate	Rate	Fixed Rate	Contract	Rate	Fixed or	Rate
Maturity	Debt	Swaps	Balances	Rate	Caps	Hedged	Maturity
2015	$184,932	$—	$184,932	5.5%	$—	$184,932
2016	109,600	—	109,600	5.9%	75,000	184,600
2017	129,544	300,000	429,544	3.0%	25,000	454,544
2018	142,426	250,000	392,426	3.6%	25,000	417,426
2019	571,615	—	571,615	5.7%	—	571,615
Thereafter	1,282,232	—	1,282,232	4.4%	—	1,282,232
Total	$2,420,349	$550,000	$2,970,349	4.5%	$125,000	$3,095,349	4.3

DEBT MATURITIES OF OUTSTANDING BALANCES

	Credit Facilities
	Fannie Mae Secured	Key Bank Unsecured	Other Secured	Other Unsecured	Total
2015	$80,785	$—	$—	$184,932	$265,717
2016	80,000	—	34,354	78,911	193,265
2017	80,000	184,000	61,544	168,039	493,583
2018	80,000	—	92,426	300,188	472,614
2019	—	—	551,615	20,000	571,615
Thereafter	—	—	312,930	1,115,411	1,428,341
Total	$320,785	$184,000	$1,052,869	$1,867,481	$3,425,135

DEBT COVENANT ANALYSIS

Public Bond Covenants	Required	Actual	Compliance
Limit on Incurrence of Total Debt	60% or less	41.3%	Yes
Limit on Incurrence of Secured Debt	40% or less	16.6%	Yes
Ratio of Consolidated Income Available for Debt Service/Annual Debt Service Charge	1.5:1 or greater for trailing 4 quarters	4.83x	Yes
Maintenance of Unencumbered Total Asset Value	Greater than 150%	281.8%	Yes

Supplemental Data S-12

EBITDA AND BALANCE SHEET RATIOS
Dollars in thousands
	Three Months	Twelve Months
	Ended	Ended
	September 30,	September 30,
	2015	2015
Consolidated net income	$96,828	$341,836
Depreciation and amortization	73,098	292,551
Interest expense	29,342	119,175
Loss on debt extinguishment	5	3,384
Amortization of deferred financing costs	887	3,713
Net casualty loss (gain) and other settlement proceeds	5	(441)
Income tax expense	512	2,235
Loss on sale of non-depreciable assets	—	13
Gain on sale of depreciable real estate assets excluded from discontinued operations	(54,621)	(190,426)
Gain on disposition within unconsolidated entities	—	(2)
Gain on sale of discontinued operations	—	(16)
EBITDA	146,056	572,022
Acquisition expense	656	3,571
Merger related expenses	—	(50)
Integration related expenses	—	1,255
Recurring EBITDA	$146,712	$576,798

	Three Months Ended
	September 30,
	2015	2014
Recurring EBITDA/Debt Service	4.01x	3.91x
Fixed Charge Coverage (1)	4.23x	4.09x
Total Debt/Total Capitalization (2)	34.5%	39.7%
Total Debt/Total Gross Assets	41.2%	42.4%
Total Net Debt (3)/Total Gross Assets	39.9%	41.3%
Total Net Debt (3)/Recurring EBITDA (4)	5.76x	6.19x
Unencumbered Assets/Gross Real Estate Assets	70.6%	67.2%

(1)	Fixed charge coverage represents Recurring EBITDA divided by interest expense adjusted for mark-to-market debt adjustment and any preferred dividends.

(2)	Total Capitalization equals the number of shares of common stock and units at period end times the closing stock price at period end plus total debt outstanding.

(3)	Total Net Debt equals Total Debt less cash and cash equivalents.

(4)	Recurring EBITDA represents the twelve months ended September 30, 2015.

Supplemental Data S-13

2015 GUIDANCE

Full Year 2015
Earnings
Core FFO per Share - diluted	$5.39 to $5.49
Midpoint	$5.44
Core AFFO per Share - diluted	$4.71 to $4.81
Midpoint	$4.76

Same Store Communities:
Number of units	71,376
Property revenue growth	5.0% to 6.0%
Property operating expense growth	3.5% to 4.5%
Property NOI growth	6.0% to 7.0%
Real estate tax expense growth	4.5% to 5.5%

Corporate Expenses:
General and administrative and property management expenses	$56.0 to $57.5 million
Income tax expense	$1.5 to $2.5 million

Transaction/Investment Volume:
Acquisition volume (multifamily)	$300 to $400 million
Disposition volume (multifamily)	$354 million
Commercial / land disposition volume	$10 to $15 million
Development investment	$35 to $45 million

Debt:
Average Interest Rate (excluding mark-to-market debt adjustment)	3.9% to 4.1%
Average Effective Interest Rate	3.3% to 3.5%
Capitalized Interest	$1.0 to $2.0 million
Leverage (Total Net Debt/Total Gross Assets)	41% to 42%
Unencumbered Asset Pool (Percent of Total Gross Assets)	70% to 74%

Non Core Items:
Acquisition expense	$2.0 to $3.5 million
Loss on debt extinguishment/modification	$3.5 to $4.0 million
Projected amortization of debt mark-to-market	$21 to $22 million

MAA provides guidance on Core FFO per Share but does not forecast net income available for common shareholders per diluted share. It is not possible to reasonably predict the timing and certainty of acquisitions and dispositions that would materially affect depreciation, capital gains or losses, merger and acquisition expenses and net income attributable to noncontrolling interests or to forecast extraordinary items, which, combined, generally represent the difference between net income available for common shareholders and Core FFO.

Supplemental Data S-14

CREDIT RATINGS

	Rating	Outlook
Fitch Ratings (1)	BBB	Positive
Moody's Investors Service (2)	Baa2	Stable
Standard & Poor's Ratings Services (1)	BBB	Stable

(1)	Corporate credit rating assigned to Mid-America Apartment Communities, Inc. and its primary operating partnership, Mid-America Apartments, LP.

(2)	Corporate credit rating assigned to Mid-America Apartments, LP, the primary operating partnership of Mid-America Apartment Communities, Inc.

COMMON STOCK

Stock Symbol:	MAA

Exchange Traded:	NYSE

Estimated Future Dates:	Q4 2015	Q1 2016	Q2 2016	Q3 2016
Earnings release & conference call	Early February	Late April	Early August	Early November

Dividend Information - Common Shares:	Q3 2014	Q4 2014	Q1 2015	Q2 2015	Q3 2015
Declaration Date	9/11/2014	12/3/2014	3/12/2015	5/19/2015	9/24/2015
Record Date	10/15/2014	1/15/2015	4/15/2015	7/15/2015	10/15/2015
Payment Date	10/31/2014	1/30/2015	4/30/2015	7/31/2015	10/30/2015
Distributions Per Share	$0.73	$0.77	$0.77	$0.77	$0.77

INVESTOR RELATIONS DATA

MAA does not send quarterly reports to shareholders, but provides quarterly reports, earnings releases and supplemental data upon request.

For recent press releases, 10-Q's, 10-K's and other information call 866-576-9689 (toll free) or email investor.relations@maac.com. This information, as well as access to MAA's quarterly conference call, is also available on the "For Investors" page of our website at www.maac.com.

For Questions Contact:
Name	Title
Tim Argo	Senior Vice President, Director of Finance
Jennifer Patrick	Investor Relations

Supplemental Data S-15